UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2017

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	811-23191	83-0423116
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 100
McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 287-5800

_________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2017, Gladstone Investment Corporation (the “Company”) executed and filed a Certificate of Elimination of 7.125% Series A Cumulative Term Preferred Stock, par value $.001 per share (the “Series A Term Preferred Stock”), thereby removing the Certificate of Designation of the Series A Term Preferred Stock from the Company’s Amended and Restated Certificate of Incorporation. The Certificate of Elimination became effective upon filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination filed with the Secretary of State of Delaware on January 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation (Registrant)

January 11, 2017	By:	/s/ Julia Ryan
Julia Ryan, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination filed with the Secretary of State of Delaware on January 11, 2017.